QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

    CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 4, 2001

Schuler Homes, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-32461 (Commission file number)		99-0351900 (IRS employer identification no.)
400 Continental Boulevard, Suite 100 El Segundo, California (Address of principal executive offices)		90245 (Zip code)

Registrant's telephone number, including area code  (310) 648-7200

(Former name or former address, if changed since last report)

Item 5. Other Events.

    This report is being filed by the Registrant to announce its new home closings, new orders and backlog for the fiscal quarter ended September 30, 2001. The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information Exhibits.

  (c)
  Exhibits:

  99.1
  Press Release of the Registrant issued on October 4, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHULER HOMES, INC.
Date: October 4, 2001	By:	/s/ THOMAS CONNELLY Name: Thomas Connelly Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Page No.	Description of Exhibit	Method of Filing
99.1	Press Release of the Registrant issued on October 4, 2001.	Filed electronically herewith

QuickLinks

FORM 8-K
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information Exhibits.
SIGNATURES
EXHIBIT INDEX